THE ADVISORS' INNER CIRCLE FUND II
                      THE HANCOCK HORIZON FAMILY OF FUNDS


                                   SCHEDULE A
                          AS AMENDED NOVEMBER 16, 2004
                            TO THE DISTRIBUTION PLAN
                               DATED MAY 31, 2000
                          AS AMENDED NOVEMBER 16, 2004


Subject to any limitations imposed by Rule 2830(d) of the NASDs Conduct Rules, the distributor shall receive Rule 12b-1 fees, which shall be paid on a monthly basis. These fees will be calculated based on the annual rate set forth below, as applied to the average daily net assets of the respective Portfolios.


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PORTFOLIO                                                        CLASS OF SHARES                       FEES
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
Treasury Securities Money Market Fund                            Class A Shares                        0.25%
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Strategic Income Bond Fund                                       Class C Shares                        0.75%
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Value Fund                                                       Class C Shares                        0.75%
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Growth Fund                                                      Class C Shares                        0.75%
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Burkenroad Fund                                                  Class D Shares                        0.25%
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